UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                               _________________

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 8, 2008

                             TRANS-LUX CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)

        Delaware                       1-2257                        13-1394750
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(State or other jurisdiction        (Commission                (I.R.S. Employer
 of incorporation)                  File Number)             Identification No.)


                      26 Pearl Street, Norwalk, CT  06850
             ----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:  (203) 853-4321


                    110 Richards Avenue, Norwalk, CT  06854
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.01       Change in Registrant's Certifying Accountant

(a)     (i)     The Registrant has replaced Eisner LLP with UHY LLP as its independent registered public accountants. Eisner LLP was advised on July 9, 2008 that they were not being retained.

        (ii) Eisner LLP's reports on the Registrant's financial statements for the past two years ended December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        (iii) The decision to change independent registered public accountants was approved by the Audit Committee of the Board of Directors on July 8,2008.

        (iv) During the Registrant's two most recent fiscal years ended December 31, 2007, and subsequent thereto, there were no disagreements with Eisner LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        (v) During the Registrant's two most recent fiscal years ended December 31, 2007, Eisner LLP did not advise the Registrant of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        (vi) Eisner LLP has furnished the Registrant a copy of a letter addressed to the Securities and Exchange Committee stating whether it agrees with the above statements. A copy of their letter, dated July 10, 2008 is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective July 8, 2008, the Audit Committee of the Board of Directors of the Registrant retained UHY LLP as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2008 to replace Eisner LLP as the Registrant's independent registered public accounting firm.

(c) During the Registrant's two most recent fiscal years and subsequent interim period through March 31, 2008, the Registrant did not consult UHY LLP, on any matters regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements by UHY LLP that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is used in
        Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
        Item 304 of Regulation S-K, or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


Item 9.01       Financial Statements and Exhibits

        (d)     Exhibits.

        16.1 Letter from Eisner LLP dated July 10, 2008 to the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:



                                            TRANS-LUX CORPORATION




                                            by:   /s/ Angela D. Toppi
                                               -------------------------
                                              Angela D. Toppi
                                              Executive Vice President
                                              and Chief Financial Officer






Dated:  July 10, 2008